                                      Rule 497(e) File Nos. 2-90519 and 811-4007

                        Supplement dated May 17, 1999
                                      to
                        Prospectus dated March 1, 1999
                                     for
                   CitiFunds(SM) Growth & Income Portfolio

Beginning May 17, 1999, Citibank, N.A., the Fund's investment manager, will delegate the daily management of the Fund's securities to SSBC Fund Management, Inc. (SSBC). SSBC, an affiliate of Citibank, is an indirect wholly-owned subsidiary of Citigroup Inc. SSBC's address is 388 Greenwich Street, New York, New York 10013. Citibank will monitor and supervise SSBC and may terminate SSBC's services as subadviser at any time.

The Fund will invest primarily in common stocks that SSBC believes have potential for capital growth or current income, or both. In selecting securities, SSBC emphasizes securities of established, large cap U.S. issuers, meaning those with market capitalizations within the top 1,000 stocks of the U.S. equity market. In managing the Fund's portfolio, SSBC uses a value-oriented approach similar to Citibank's value style described in the Prospectus. The success of the Fund's investment strategy depends largely on SSBC's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects.

SSBC's management fees are deducted from the investment management fee payable to Citibank. For the fiscal year ended October 31, 1998, Citibank received a total of 0.62% of the Fund's average daily net assets, after waivers.

Frances A. Root is the portfolio manager of the Fund. Ms. Root is a Managing Director and a Senior Equity Portfolio Manager of SSBC. She joined Smith Barney Capital Management in 1992 as a Vice President and Equity Portfolio Manager and in 1994 became a Managing Director of SSBC and a Senior Equity Portfolio Manager. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years and prior to that, with E.F. Hutton & Company, Inc.

Under applicable law, SSBC may serve as the Fund's subadviser only for an interim period without shareholder approval being obtained. During this interim period, the Fund will either seek shareholder approval for SSBC to remain as a subadviser, or seek its investment goals by investing in another pooled investment vehicle. If the Fund decides to invest in another pooled investment vehicle, shareholder approval would not be required.

                                      Rule 497(e) File Nos. 2-90519 and 811-4007

                        Supplement dated May 17, 1999
                                      to
           Statement of Additional Information dated March 1, 1999
                                       for
                    CitiFunds(SM) Large Cap Growth Portfolio
                    CitiFunds(SM) Small Cap Growth Portfolio
                    CitiFunds(SM) Small Cap Value Portfolio
                   CitiFunds(SM) Growth & Income Portfolio

Beginning May 17, 1999, Citibank, N.A., CitiFunds Growth & Income Portfolio's investment manager, will delegate the daily management of the Fund's securities to SSBC Fund Management, Inc. (SSBC).

Growth & Income Portfolio, the underlying mutual fund in which the Fund invests, has entered into a Submanagement Agreement with SSBC. Under the Submanagement Agreement, it is SSBC's responsibility to make the day-to-day investment decisions for assets of the Portfolio, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. SSBC furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Portfolio allocated to it and effecting securities transactions concerning those assets.

The Submanagement Agreement will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of Growth & Income Portfolio or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of Growth & Income Portfolio who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement. Notwithstanding the foregoing, the Submanagement Agreement will automatically terminate 120 days after its date if at such time it has not been approved by "vote of a majority of the outstanding voting securities" of the Portfolio.

The Submanagement Agreement provides that SSBC may render services to others. The Submanagement Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by Growth & Income Portfolio, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of Growth & Income Portfolio, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Submanagement Agreement may be terminated by SSBC on not less than 90 days' written notice. Upon termination of the Submanagement Agreement, Citibank will maintain responsibility for managing those assets formerly managed by SSBC. The Submanagement Agreement provides that neither SSBC nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

SSBC's compensation is payable by Growth & Income Portfolio from the assets of the Portfolio and is deducted from the fee payable to Citibank. The Portfolio pays SSBC the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages specified below of the aggregate assets of the Portfolio allocated to SSBC:

                0.65% on first $10 million
                0.50% on next $10 million
                0.40% on next $10 million
                0.30% on assets in excess of $30 million